EXHIBIT 99.1
Keurig Dr Pepper Reports Q3 2025 Results, Raises Full Year Net Sales Outlook and Reaffirms EPS Guidance for 2025
Q3 Results Driven by Strong Top-Line Growth
Continued Momentum in U.S. Refreshment Beverages and Improving U.S. Coffee Trends
Company Raises 2025 Constant Currency Net Sales Outlook and Reaffirms Adjusted EPS Guidance
BURLINGTON, MA and FRISCO, TX (October 27, 2025) – Keurig Dr Pepper Inc. (NASDAQ: KDP) today reported results for the third quarter of 2025, raised its full year constant currency net sales growth outlook, and reaffirmed its full year adjusted EPS guidance.

	Reported GAAP Basis		Adjusted Basis[1]
	Q3	YTD	Q3	YTD
Net Sales	$4.31 bn	$12.10 bn	$4.31 bn	$12.10 bn
% vs prior year	10.7%	7.3%	10.6%	8.1%
Diluted EPS	$0.49	$1.27	$0.54	$1.45
% vs prior year	8.9%	9.5%	5.9%	9.7%
Commenting on the quarter, CEO Tim Cofer stated, "We are pleased with our third quarter results, which demonstrated robust growth in U.S. Refreshment Beverages and encouraging sequential progress in U.S. Coffee. Strong innovation and in-market execution drove market share gains across key categories, with sales momentum, along with disciplined actions to offset inflationary pressures, contributing to solid earnings and free cash flow growth. We are focused on sustaining our base business strength while also thoughtfully preparing for the transformation ahead as we first acquire and integrate JDE Peet's and subsequently separate into two, advantaged pure-play companies."
Third Quarter Consolidated Results
Net sales for the third quarter increased 10.7% to $4.3 billion. On a constant currency basis, net sales advanced 10.6%, driven by volume/mix growth of 6.4% and favorable net price realization of 4.2%. The acquisition of GHOST contributed 4.4 percentage points to volume/mix growth.
GAAP operating income increased 10.3% to $995 million, including a favorable year-over-year impact of items affecting comparability. Adjusted operating income increased 3.8% to $1,091 million and totaled 25.3% of net sales. GAAP and Adjusted operating income growth were driven by net sales growth and productivity savings, partially offset by the impact of inflationary pressures.
GAAP net income increased 7.5% to $662 million, or $0.49 per diluted share, including a favorable year-over-year impact of items affecting comparability. Adjusted net income increased 6.5% to $738 million and Adjusted diluted EPS increased 5.9% to $0.54, driven by the Adjusted operating income growth and benefits from minority investments.
Operating cash flow for the third quarter was $639 million and free cash flow totaled $528 million.
1 Adjusted financial metrics presented in this release are non-GAAP, excluding items affecting comparability. Adjusted growth rates are non-GAAP, excluding items affecting comparability and presented on a constant currency basis. See reconciliations of GAAP results to Adjusted results on a constant currency basis in the accompanying tables.

Third Quarter Segment Results
U.S. Refreshment Beverages
Net sales for the third quarter increased 14.4% to $2.7 billion, driven by volume/mix growth of 11.2% and favorable net price realization of 3.2%. Segment growth reflected market share gains in carbonated soft drinks, energy, and sports hydration. The acquisition of GHOST contributed 7.2 percentage points to volume/mix growth.
GAAP operating income increased 11.1% to $802 million, including a favorable year-over-year impact of items affecting comparability. Adjusted operating income increased 10.0% to $816 million and totaled 29.8% of net sales. GAAP and Adjusted operating income growth were driven by net sales growth and productivity savings, partially offset by the impact of inflationary pressures.
U.S. Coffee
Net sales for the third quarter increased 1.5% to $991 million. Favorable net price realization of 5.5% was offset by a volume/mix decline of 4.0%. Net sales growth reflected K-Cup pricing actions taken to combat inflation, partially offset by pod and brewer shipment declines.
GAAP operating income decreased 6.7% to $237 million, including an unfavorable year-over-year impact of items affecting comparability. Adjusted operating income increased 2.6% to $317 million and totaled 32.0% of net sales. Adjusted operating income growth was driven by net price realization and cost efficiency measures, partially offset by the impact of inflationary pressures.
International
Net sales for the third quarter increased 10.5% to $580 million. On a constant currency basis, net sales increased 10.1%, driven by favorable net price realization of 6.1% and volume/mix growth of 4.0%. Performance was led by healthy growth in key categories such as mineral water in Mexico and single serve coffee in Canada.
GAAP operating income decreased 2.5% to $153 million, including a favorable year-over-year impact of items affecting comparability. Adjusted operating income decreased 4.3% to $155 million and totaled 26.7% of net sales. The Adjusted operating income decline primarily reflected inflationary pressure, which more than offset the impact of net sales growth and productivity savings.
2025 Guidance
The 2025 guidance provided below is presented on a constant currency, non-GAAP basis. The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP measures, due to the inability to predict the amount and timing of impacts outside of the Company's control on certain items, such as non-cash gains or losses resulting from mark-to-market adjustments of derivative instruments, among others, which could be material. Reconciling such items would require unreasonable efforts.
KDP now expects fiscal 2025 constant currency net sales growth in a high-single-digit range, revised from a mid-single-digit growth outlook previously. The Company's outlook for Adjusted diluted EPS growth in a high-single-digit range is unchanged. At current rates, foreign currency translation is forecasted to approximate a one half of one percentage point headwind to full year top- and bottom-line growth.

Investor Contact:
Investor Relations
T: 888-340-5287 / IR@kdrp.com
Media Contact:
Katie Gilroy
T: 781-418-3345 / katie.gilroy@kdrp.com
ABOUT KEURIG DR PEPPER
Keurig Dr Pepper (Nasdaq: KDP) is a leading beverage company in North America, with a portfolio of more than 125 owned, licensed and partner brands and powerful distribution capabilities to provide a beverage for every need, anytime, anywhere. With annual revenue of more than $15 billion, we hold leadership positions in beverage categories including carbonated soft drinks, coffee, tea, water, juice and mixers, and have the #1 single serve coffee brewing system in the U.S. and Canada. Our innovative partnership model builds emerging growth platforms in categories such as premium coffee, energy, sports hydration and ready-to-drink coffee. Our brands include Keurig®, Dr Pepper®, Canada Dry®, Mott's®, A&W®, Peñafiel®, Snapple®, 7UP®, Green Mountain Coffee Roasters®, GHOST®, Clamato®, Core Hydration® and The Original Donut Shop®. Driven by a purpose to Drink Well. Do Good., our 29,000 employees aim to enhance the experience of every beverage occasion and to make a positive impact for people, communities and the planet. For more information, visit www.keurigdrpepper.com and follow us @KeurigDrPepper on LinkedIn and Instagram.
FORWARD LOOKING STATEMENTS
Certain statements contained herein are "forward-looking statements" within the meaning of applicable securities laws and regulations. These forward-looking statements include those preceded by, followed by or that include the words such as "outlook," "guidance," "anticipate," "enable," "expect," "believe," "could," "confident," "estimate," "feel," "continue," "ongoing," "forecast," "intend," "may," "on track," "plan," "positioned," "potential," "project," "should," "target," "will," "would" and similar words, phrases, or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially.
Forward-looking statements are subject to a number of risks and uncertainties, including the factors disclosed in our Annual Report on Form 10-K and subsequent filings with the SEC. Our actual financial performance could differ materially from the projections in the forward-looking statements due to a variety of factors, including, but not limited to, (i) the inherent uncertainty of estimates, forecasts and projections, (ii) global economic uncertainty or economic downturns, (iii) tariffs or the imposition of new tariffs, trade wars, barriers or restrictions, or threats of such actions and related uncertainty, (iv) the risk that our financial performance may be better or worse than anticipated, (v) the possibility that we are unable to successfully integrate GHOST Lifestyle LLC ("GHOST") into our business, (vi) risks relating to the completion of the acquisition of JDE Peet's and the subsequent separation of our beverage and coffee portfolios in the anticipated timeframe or at all, (vii) risks relating to the receipt of regulatory approvals without unexpected delays or conditions and possibility of regulatory action, (viii) additional risks associated with the acquisition of JDE Peet's and those geographies where JDE Peet's currently operates, (ix) our ability to successfully integrate JDE Peet's into our business, or that such integration may be more difficult, time-consuming or costly than expected, (x) constraints on management’s attention to operating and growing our business during the execution of the acquisition of JDE Peet's and the separation, (xi) the potential downgrade of our credit ratings as a result of debt incurred and/or assumed in connection with the acquisition of JDE Peet's and the separation, (xii) the risk that the acquisition of JDE Peet's and the separation may incur significant additional costs, (xiii) the risk of potential litigation, (xiv) negative effects of the announcement and pendency of the acquisition of JDE Peet's and the separation on our share price, and (xv) the ability to achieve the anticipated strategic and financial benefits from the separation. We are under no obligation to update, modify or withdraw any forward-looking statements, except as required by applicable law.

RESTRICTIONS
This release does not constitute an offer, or any solicitation of any offer, to buy or subscribe for any securities in JDE Peet's. Any offer will be made only by means of an offer memorandum approved by the Dutch Authority for the Financial Markets. This press release is not for release, publication or distribution, in whole or in part, in or into, directly or indirectly, in any jurisdiction in which such release, publication or distribution would be unlawful.
NON-GAAP FINANCIAL MEASURES
This release includes certain non-GAAP financial measures, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures should be considered as supplements to and should not be considered replacements for, or superior to, the GAAP measures. These measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define the non-GAAP financial measure in the same way. Non-GAAP financial measures typically exclude certain charges, including one-time costs that are not expected to occur routinely in future periods, described by the Company as "items affecting comparability". Refer to page A-6 for the Company's description of items affecting comparability for each period presented. The Company uses non-GAAP financial measures to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Additionally, we use non-GAAP financial measures in making operational and financial decisions and in our budgeting and planning process. We believe that providing non-GAAP financial measures to investors helps investors evaluate our operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance.
Adjusted gross profit. Adjusted gross profit is defined as Net sales less Cost of sales, as adjusted for items affecting comparability as described on page A-6. Management believes that Adjusted gross profit is useful for investors in evaluating the Company’s operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.
Adjusted operating income. Adjusted operating income is defined as Income from operations, as adjusted for items affecting comparability as described on page A-6. Management believes that Adjusted operating income is useful for investors in evaluating the Company’s operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.
Adjusted net income. Adjusted net income is defined as Net income, as adjusted for items affecting comparability as described on page A-6. Management believes that Adjusted net income is useful for investors in evaluating the Company’s operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.
Adjusted diluted EPS. Adjusted diluted EPS is defined as Diluted EPS, as adjusted for items affecting comparability as described on page A-6. Management believes that Adjusted diluted EPS is useful for investors in providing period-to-period comparisons of the results of our operations since it adjusts for certain items affecting overall comparability.
Adjusted gross margin. Adjusted gross margin is defined as Adjusted gross profit divided by Net sales. Management believes that Adjusted gross margin is useful for investors as supplemental measures to evaluate our operating performance and ability to manage ongoing costs.
Adjusted operating margin. Adjusted operating margin is defined as Adjusted Income from operations divided by Net sales. Management believes that Adjusted operating margin is useful for investors as supplemental measures to evaluate our operating performance and ability to manage ongoing costs.
Adjusted interest expense. Adjusted interest expense is defined as Interest expense, net, as adjusted for items affecting comparability as described on page A-6. Management believes that Adjusted interest expense is useful for investors in evaluating our performance and establishing expectations for the impacts of interest expenses.

Adjusted EBITDA. Adjusted EBITDA is defined as EBITDA, as adjusted for items affecting comparability as described on page A-6. EBITDA is defined as Net income as adjusted for interest expense, net; provision for income taxes; depreciation expense; amortization of intangibles; and other amortization. Management believes that Adjusted EBITDA is useful for investors in evaluating the Company's operating results and understanding the Company's operating trends by adjusting certain items that can vary significantly depending on specific underlying transactions or events, thereby affecting comparability.
Management leverage ratio. Management leverage ratio is defined as KDP's total principal amounts of debt less cash and cash equivalents, divided by Adjusted EBITDA. Management believes that the Management leverage ratio is useful for investors in evaluating the Company’s liquidity and assessing the Company's ability to meet its financial obligations.
Free cash flow. Free cash flow is defined as net cash provided by operating activities adjusted for purchases of property, plant and equipment, proceeds from sales of property, plant and equipment, and certain items excluded for comparison to prior year periods. Management uses this measure to evaluate the company’s performance and make resource allocation decisions.
Financial measures presented on a constant currency basis. Defined as certain financial statement captions and metrics adjusted for certain items affecting comparability, calculated on a constant currency basis by converting our current period local currency financial results using the prior period foreign currency exchange rates. Because our reporting currency is the U.S. Dollar, the value of financial measures presented in U.S. Dollar will be affected by changes in currency exchange rates. Therefore, we present certain financial measures on a constant currency basis for greater comparability.

KEURIG DR PEPPER INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Third Quarter		First Nine Months
(in millions, except per share data)	2025	2024	2025	2024
Net sales	$4,306	$3,891	$12,104	$11,281
Cost of sales	1,966	1,751	5,524	5,029
Gross profit	2,340	2,140	6,580	6,252
Selling, general, and administrative expenses	1,344	1,245	3,892	3,716
Other operating expense (income), net	1	(7)	(6)	8
Income from operations	995	902	2,694	2,528
Interest expense, net	188	106	516	488
Other income, net	(45)	(6)	(52)	(28)
Income before provision for income taxes	852	802	2,230	2,068
Provision for income taxes	190	186	504	483
Net income	$662	$616	$1,726	$1,585

Earnings per common share:
Basic	$0.49	$0.45	$1.27	$1.16
Diluted	0.49	0.45	1.27	1.16
Weighted average common shares outstanding:
Basic	1,358.5	1,356.2	1,358.0	1,364.2
Diluted	1,362.9	1,361.9	1,362.7	1,370.4

KEURIG DR PEPPER INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30,	December 31,
(in millions, except share and per share data)	2025	2024
Assets
Current assets:
Cash and cash equivalents	$516	$510
Restricted cash and restricted cash equivalents	53	80
Trade accounts receivable, net	1,497	1,502
Inventories	1,840	1,299
Prepaid expenses and other current assets	795	606
Total current assets	4,701	3,997
Property, plant, and equipment, net	3,039	2,964
Investments in unconsolidated affiliates	1,617	1,543
Goodwill	20,198	20,053
Intangible assets, net	23,786	23,634
Other non-current assets	1,228	1,200
Deferred tax assets	36	39
Total assets	$54,605	$53,430
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,993	$2,985
Accrued expenses	1,396	1,584
Structured payables	30	41
Short-term borrowings and current portion of long-term obligations	2,285	2,642
Other current liabilities	823	835
Total current liabilities	7,527	8,087
Long-term obligations	13,531	12,912
Deferred tax liabilities	5,433	5,435
Other non-current liabilities	2,790	2,753
Total liabilities	29,281	29,187
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 15,000,000 shares authorized, no shares issued	—	—
Common stock, $0.01 par value, 2,000,000,000 shares authorized, 1,358,556,914 and 1,356,664,609 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	14	14
Additional paid-in capital	19,753	19,712
Retained earnings	5,581	4,793
Accumulated other comprehensive loss	(24)	(276)
Total stockholders' equity	25,324	24,243
Total liabilities and stockholders' equity	$54,605	$53,430

KEURIG DR PEPPER INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	First Nine Months
(in millions)	2025	2024
Operating activities:
Net income	$1,726	$1,585
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	336	310
Amortization of intangibles	101	100
Other amortization expense	117	140
Provision for sales returns	42	50
Deferred income taxes	(39)	21
Employee stock-based compensation expense	70	76
(Gain) loss on disposal of property, plant, and equipment	(3)	19
Unrealized loss on foreign currency	7	14
Unrealized (gain) loss on derivatives	(127)	23
Equity in earnings of unconsolidated affiliates	(62)	(22)
Earned equity from distribution arrangements	(21)	(64)
Other, net	3	9
Changes in assets and liabilities, excluding the effects of business acquisitions:
Trade accounts receivable	(16)	(148)
Inventories	(518)	(220)
Income taxes receivable and payable, net	(27)	(7)
Other current and non-current assets	(183)	(204)
Accounts payable and accrued expenses	(140)	(275)
Other current and non-current liabilities	13	(37)
Net change in operating assets and liabilities	(871)	(891)
Net cash provided by operating activities	1,279	1,370
Investing activities:
Acquisitions of businesses, net of cash acquired	(114)	(85)
Purchases of property, plant, and equipment	(338)	(398)
Proceeds from sales of property, plant, and equipment	14	1
Purchases of intangibles	(16)	(49)
Investments in unconsolidated affiliates	(1)	(7)
Other, net	65	—
Net cash used in investing activities	$(390)	$(538)

KEURIG DR PEPPER INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	First Nine Months
(in millions)	2025	2024
Financing activities:
Proceeds from issuance of Notes	$2,000	$3,000
Repayments of Notes	(529)	(1,150)
Net repayment of commercial paper	(225)	(153)
Repayment of term loan	(990)	—
Proceeds from structured payables	23	39
Repayments of structured payables	(34)	(89)
Cash dividends paid	(937)	(883)
Repurchases of common stock, inclusive of excise tax obligation	(9)	(1,105)
Tax withholdings related to net share settlements	(29)	(58)
Payments on finance leases	(96)	(83)
Deferred financing charges paid	(103)	(16)
Other, net	(5)	(6)
Net cash used in financing activities	(934)	(504)
Cash, cash equivalents, restricted cash, and restricted cash equivalents:
Net change from operating, investing, and financing activities	(45)	328
Effect of exchange rate changes	6	(35)
Beginning balance	608	267
Ending balance	$569	$560

KEURIG DR PEPPER INC.
RECONCILIATION OF SEGMENT INFORMATION
(UNAUDITED)

	Third Quarter		First Nine Months
(in millions)	2025	2024	2025	2024
Net Sales
U.S. Refreshment Beverages	$2,735	$2,390	$7,718	$6,890
U.S. Coffee	991	976	2,816	2,837
International	580	525	1,570	1,554
Total net sales	$4,306	$3,891	$12,104	$11,281

Income from Operations
U.S. Refreshment Beverages	$802	$722	$2,202	$2,054
U.S. Coffee	237	254	672	730
International	153	157	386	419
Unallocated corporate costs	(197)	(231)	(566)	(675)
Total income from operations	$995	$902	$2,694	$2,528

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

The Company reports its financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures that reflect the way management evaluates the business may provide investors with additional information regarding the Company's results, trends and ongoing performance on a comparable basis.
Specifically, investors should consider the following with respect to our financial results:
Adjusted: Defined as certain financial statement captions and metrics adjusted for certain items affecting comparability.
Items affecting comparability: Defined as certain items that are excluded for comparison to prior year periods, adjusted for the tax impact as applicable. Tax impact is determined based upon an approximate rate for each item. For each period, management adjusts for (i) the unrealized mark-to-market impact of derivative instruments not designated as hedges in accordance with U.S. GAAP that do not have an offsetting risk reflected within the financial results, as well as the unrealized mark-to-market impact of our Vita Coco investment prior to its sale in the first quarter of 2025; (ii) the amortization associated with definite-lived intangible assets; (iii) the amortization of the deferred financing costs associated with the DPS Merger; (iv) the amortization of the fair value adjustment of the senior unsecured notes obtained as a result of the DPS Merger; (v) stock compensation expense and the associated windfall tax benefit attributable to the matching awards made to employees who made an initial investment in KDP; (vi) transaction costs for significant business combinations (completed or abandoned), excluding costs related to the JDE Peet’s acquisition; and (vii) other certain items that are excluded for comparison purposes to prior year periods.
For the first nine months of 2025, the other certain items excluded for comparison purposes include (i) productivity expenses; (ii) restructuring adjustments associated with the 2023 CEO Succession and Associated Realignment; (iii) costs related to significant non-routine legal matters, including the antitrust litigation; (iv) restructuring expenses associated with the Network Optimization program; (v) the impact of the step-up of acquired inventory associated with the GHOST and Dyla acquisitions; (vi) integration expenses associated with the GHOST and Dyla acquisitions; (vii) the change in our mandatory redemption liability for GHOST; (viii) acquisition, integration, and financing costs associated with the anticipated acquisition of JDE Peet's and subsequent spin of Global Coffee Co.; and (ix) non-cash changes in deferred tax liabilities related to goodwill and other intangible assets as a result of tax rate or apportionment changes.
The acquisition, integration, and financing costs associated with the anticipated acquisition of JDE Peet's and subsequent spin of Global Coffee Co. includes costs to obtain proceeds to close the JDE Peet’s acquisition and costs to manage the FX risk associated with the purchase price. Concurrent with the announcement of the anticipated acquisition of JDE Peet’s, we entered into a bridge loan agreement and incurred deferred financing costs, of which $5 million was amortized into interest expense during the third quarter of 2025. Further, we executed €10 billion FX forward contracts during the third quarter of 2025 to protect against negative foreign exchange movement against the Euro-denominated purchase price prior to the close of the acquisition of JDE Peet’s. During the third quarter of 2025, we recognized an unrealized mark-to-market gain of $28 million on these instruments, which was recorded to other income, net.
For the first nine months of 2024, the other certain items excluded for comparison purposes include (i) productivity expenses; (ii) restructuring expenses associated with the 2023 CEO Succession and Associated Realignment; (iii) costs related to significant non-routine legal matters, including the antitrust litigation; (iv) restructuring expenses associated with the Network Optimization program; and (v) the impact of the step-up of acquired inventory associated with the Kalil acquisition.
Constant currency adjusted: Defined as certain financial statement captions and metrics adjusted for certain items affecting comparability, calculated on a constant currency basis by converting our current period local currency financial results using the prior period foreign currency exchange rates.
For the third quarter and first nine months of 2025 and 2024, the supplemental financial data set forth below includes reconciliations of adjusted and constant currency adjusted financial measures to the applicable financial measure presented in the unaudited condensed consolidated financial statements for the same period.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except %)	Gross profit	Gross margin	Income from operations	Operating margin
Third Quarter of 2025
Reported	$2,340	54.3%	$995	23.1%
Items Affecting Comparability:
Productivity	35		47
Mark-to-market	(27)		(40)
Amortization of intangibles	—		33
Stock compensation	—		4
Non-routine legal matters	—		9
Restructuring - Network Optimization	1		26
Acquisition, integration, and financing costs - Acquisition of JDE Peet’s and Spin of Global Coffee Co.	—		13
Integration of acquisitions, excluding JDE Peet's	—		4
Adjusted	$2,349	54.6%	$1,091	25.3%
Impact of foreign currency		—%		—%
Constant currency adjusted		54.6%		25.3%

Third Quarter of 2024
Reported	$2,140	55.0%	$902	23.2%
Items Affecting Comparability:
Productivity	19		30
Mark-to-market	2		34
Amortization of intangibles	—		33
Stock compensation	—		4
Non-routine legal matters	—		3
Inventory step-up	4		4
Transaction costs	—		13
Restructuring - 2023 CEO Succession and Associated Realignment	—		3
Restructuring - Network Optimization	13		24
Adjusted	$2,178	56.0%	$1,050	27.0%
Refer to pages A-9 and A-10 for reconciliations of reported net sales to constant currency net sales and adjusted income from operations to constant currency adjusted income from operations.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except % and per share data)	Interest expense, net	Income before provision for income taxes	Provision for income taxes	Effective tax rate	Net income	Diluted earnings per share
Third Quarter of 2025
Reported	$188	$852	$190	22.3%	$662	$0.49
Items Affecting Comparability:
Productivity	—	47	14		33	0.02
Mark-to-market	(7)	(33)	(5)		(28)	(0.02)
Amortization of intangibles	—	33	10		23	0.02
Stock compensation	—	4	1		3	—
Amortization of fair value debt adjustment	(3)	3	1		2	—
Non-routine legal matters	—	9	2		7	—
Restructuring - Network Optimization	—	26	7		19	0.01
Acquisition, integration, and financing costs - Acquisition of JDE Peet’s and Spin of Global Coffee Co.	(5)	(10)	(2)		(8)	(0.01)
Integration of acquisitions, excluding JDE Peet's	—	4	(3)		7	0.01
Change in mandatory redemption liability for GHOST	—	20	5		15	0.01
Inventory step-up	—	—	(3)		3	—
Adjusted	$173	$955	$217	22.7%	$738	$0.54
Impact of foreign currency				(0.2)%
Constant currency adjusted				22.5%

Third Quarter of 2024
Reported	$106	$802	$186	23.2%	$616	$0.45
Items Affecting Comparability:
Productivity	—	30	7		23	0.02
Mark-to-market	54	(21)	(7)		(14)	(0.01)
Amortization of intangibles	—	33	8		25	0.02
Stock compensation	—	4	—		4	—
Amortization of fair value of debt adjustment	(4)	4	1		3	—
Non-routine legal matters	—	3	—		3	—
Inventory step-up	—	4	1		3	—
Transaction costs	—	13	2		11	0.01
Restructuring - 2023 CEO Succession and Associated Realignment	—	3	1		2	—
Restructuring - Network Optimization	—	24	6		18	0.01
Adjusted	$156	$899	$205	22.8%	$694	$0.51

Change - adjusted	10.9%				6.3%	5.9%
Impact of foreign currency	—%				0.2%	—%
Change - constant currency adjusted	10.9%				6.5%	5.9%
Diluted earnings per common share may not foot due to rounding.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
INCOME FROM OPERATIONS - CONSOLIDATED AND SEGMENTS
(UNAUDITED)

(in millions, except %)	U.S. Refreshment Beverages	U.S. Coffee	International	Unallocated corporate costs	Total
Third Quarter of 2025
Reported - Income from Operations	$802	$237	$153	$(197)	$995
Items Affecting Comparability:
Productivity	—	35	—	12	47
Mark-to-market	—	—	—	(40)	(40)
Amortization of intangibles	9	22	2	—	33
Stock compensation	—	—	—	4	4
Non-routine legal matters	—	1	—	8	9
Transaction costs, excluding JDE Peet's	—	—	—	—	—
Restructuring - Network Optimization	3	22	—	1	26
Acquisition, integration, and financing costs - Acquisition of JDE Peet’s and Spin of Global Coffee Co.	—	—	—	13	13
Integration of acquisitions, excluding JDE Peet's	2	—	—	2	4
Adjusted - Income from Operations	$816	$317	$155	$(197)	$1,091

Third Quarter of 2024
Reported - Income from Operations	$722	$254	$157	$(231)	$902
Items Affecting Comparability:
Productivity	—	19	—	11	30
Mark-to-market	—	—	—	34	34
Amortization of intangibles	5	24	4	—	33
Stock compensation	—	—	—	4	4
Non-routine legal matters	—	—	—	3	3
Transaction costs	—	—	—	13	13
Restructuring - 2023 CEO Succession and Associated Realignment	—	—	—	3	3
Restructuring - Network Optimization	11	12	—	1	24
Inventory step-up	4	—	—	—	4
Adjusted - Income from Operations	$742	$309	$161	$(162)	$1,050

Change - adjusted	10.0%	2.6%	(3.7)%	21.6%	3.9%
Impact of foreign currency	—%	—%	(0.6)%	—%	(0.1)%
Change - constant currency adjusted	10.0%	2.6%	(4.3)%	21.6%	3.8%

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CHANGE IN NET SALES AND OPERATING MARGIN - CONSOLIDATED AND SEGMENTS
(UNAUDITED)

	Reported	Impact of Foreign Currency	Constant Currency
Third Quarter of 2025
Change in net sales
U.S. Refreshment Beverages	14.4%	—%	14.4%
U.S. Coffee	1.5	—	1.5
International	10.5	(0.4)	10.1
Total change in net sales	10.7	(0.1)	10.6

	Reported	Items Affecting Comparability	Adjusted	Impact of Foreign Currency	Constant Currency Adjusted
Third Quarter of 2025
Operating margin
U.S. Refreshment Beverages	29.3%	0.5%	29.8%	—%	29.8%
U.S. Coffee	23.9	8.1	32.0	—	32.0
International	26.4	0.3	26.7	(0.1)	26.6
Total operating margin	23.1	2.2	25.3	—	25.3

	Reported	Items Affecting Comparability	Adjusted
Third Quarter of 2024
Operating margin
U.S. Refreshment Beverages	30.2%	0.8%	31.0%
U.S. Coffee	26.0	5.7	31.7
International	29.9	0.8	30.7
Total operating margin	23.2	3.8	27.0

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except %)	Gross profit	Gross margin	Income from operations	Operating margin
First Nine Months of 2025
Reported	$6,580	54.4%	$2,694	22.3%
Items Affecting Comparability:
Productivity	95		126
Mark-to-market	(70)		(89)
Amortization of intangibles	—		101
Stock compensation	—		10
Non-routine legal matters	—		17
Transaction costs, excluding JDE Peet's	—		4
Restructuring - Network Optimization	2		38
Acquisition, integration, and financing costs - Acquisition of JDE Peet’s and Spin of Global Coffee Co.	—		13
Integration of acquisitions, excluding JDE Peet's	1		35
Inventory step-up	17		17
Adjusted	$6,625	54.7%	$2,966	24.5%
Impact of foreign currency		—%		—%
Constant currency adjusted		54.7%		24.5%

First Nine Months of 2024
Reported	$6,252	55.4%	$2,528	22.4%
Items Affecting Comparability:
Productivity	53		111
Mark-to-market	5		10
Amortization of intangibles	—		100
Stock compensation	—		11
Non-routine legal matters	—		5
Transaction costs	—		15
Restructuring - 2023 CEO Succession and Associated Realignment	—		16
Restructuring - Network Optimization	15		45
Inventory step-up	4		4
Adjusted	$6,329	56.1%	$2,845	25.2%

Refer to pages A-14 and A-15 for reconciliations of reported net sales to constant currency net sales and adjusted income from operations to constant currency adjusted income from operations.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except % and per share data)	Interest expense, net	Income before provision for income taxes	Provision for income taxes	Effective tax rate	Net income	Diluted earnings per share
First Nine Months of 2025
Reported	$516	$2,230	$504	22.6%	$1,726	$1.27
Items Affecting Comparability:
Productivity	—	126	32		94	0.07
Mark-to-market	14	(71)	(9)		(62)	(0.05)
Amortization of intangibles	—	101	26		75	0.06
Stock compensation	—	10	3		7	—
Amortization of fair value debt adjustment	(11)	11	3		8	0.01
Amortization of deferred financing costs	(1)	1	—		1	—
Non-routine legal matters	—	17	4		13	0.01
Transaction costs, excluding JDE Peet's	—	4	1		3	—
Restructuring - Network Optimization	—	38	10		28	0.02
Acquisition, integration, and financing costs - Acquisition of JDE Peet’s and Spin of Global Coffee Co.	(5)	(10)	(2)		(8)	(0.01)
Integration of acquisitions, excluding JDE Peet's	—	35	4		31	0.02
Change in mandatory redemption liability for GHOST	—	60	15		45	0.03
Inventory step-up	—	17	1		16	0.01
Change in deferred tax liabilities related to goodwill and other intangible assets	—	—	(2)		2	—
Adjusted	$513	$2,569	$590	23.0%	$1,979	$1.45
Impact of foreign currency				(0.2)%
Constant currency adjusted				22.8%
Diluted earnings per common share may not foot due to rounding.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CERTAIN LINE ITEMS - CONSOLIDATED
(UNAUDITED)

(in millions, except % and per share data)	Interest expense, net	Income before provision for income taxes	Provision for income taxes	Effective tax rate	Net income	Diluted earnings per share
First Nine Months of 2024
Reported	$488	$2,068	$483	23.4%	$1,585	$1.16
Items Affecting Comparability:
Productivity	—	111	27		84	0.06
Mark-to-market	(13)	19	(1)		20	0.01
Amortization of intangibles	—	100	25		75	0.05
Stock compensation	—	11	2		9	0.01
Amortization of fair value of debt adjustment	(11)	11	2		9	0.01
Amortization of deferred financing costs	(1)	1	—		1	—
Non-routine legal matters	—	5	1		4	—
Inventory step-up	—	4	1		3	—
Transaction costs	—	15	3		12	0.01
Restructuring - 2023 CEO Succession and Associated Realignment	—	16	4		12	0.01
Restructuring - Network Optimization	—	45	11		34	0.02
Change in deferred tax liabilities related to goodwill and other intangible assets	—	—	6		(6)	—
Adjusted	$463	$2,406	$564	23.4%	$1,842	$1.34

Change - adjusted	10.8%				7.4%	8.2%
Impact of foreign currency	(0.2)%				1.0%	1.5%
Change - Constant currency adjusted	10.6%				8.4%	9.7%
Diluted earnings per common share may not foot due to rounding.

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
INCOME FROM OPERATIONS - CONSOLIDATED AND SEGMENTS
(UNAUDITED)

(in millions, except %)	U.S. Refreshment Beverages	U.S. Coffee	International	Unallocated corporate costs	Total
First Nine Months of 2025
Reported - Income from Operations	$2,202	$672	$386	$(566)	$2,694
Items Affecting Comparability:
Productivity	—	95	—	31	126
Mark-to-market	—	—	—	(89)	(89)
Amortization of intangibles	25	69	7	—	101
Stock compensation	—	—	—	10	10
Non-routine legal matters	—	1	—	16	17
Transaction costs, excluding JDE Peet's	—	—	—	4	4
Restructuring - Network Optimization	4	32	—	2	38
Acquisition, integration, and financing costs - Acquisition of JDE Peet’s and Spin of Global Coffee Co.	—	—	—	13	13
Integration of acquisitions, excluding JDE Peet's	25	—	—	10	35
Inventory step-up	17	—	—	—	17
Adjusted - Income from Operations	$2,273	$869	$393	$(569)	$2,966

First Nine Months of 2024
Reported - Income from Operations	$2,054	$730	$419	$(675)	$2,528
Items Affecting Comparability:
Productivity	3	53	—	55	111
Mark-to-market	—	—	(7)	17	10
Amortization of intangibles	15	75	10	—	100
Stock compensation	—	—	—	11	11
Non-routine legal matters	—	—	—	5	5
Transaction costs	—	—	—	15	15
Restructuring - 2023 CEO Succession and Associated Realignment	—	—	—	16	16
Restructuring - Network Optimization	11	33	—	1	45
Inventory step-up	4	—	—	—	4
Adjusted - Income from Operations	$2,087	$891	$422	$(555)	$2,845

Change - adjusted	8.9%	(2.5)%	(6.9)%	2.5%	4.3%
Impact of foreign currency	—%	—%	5.0%	0.4%	0.6%
Change - constant currency adjusted	8.9%	(2.5)%	(1.9)%	2.9%	4.9%

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
CHANGE IN NET SALES AND OPERATING MARGIN - CONSOLIDATED AND SEGMENTS
(UNAUDITED)

	Reported	Impact of Foreign Currency	Constant Currency
First Nine Months of 2025
Change in net sales
U.S. Refreshment Beverages	12.0%	—%	12.0%
U.S. Coffee	(0.7)	—	(0.7)
International	1.0	6.1	7.1
Total change in net sales	7.3	0.8	8.1

	Reported	Items Affecting Comparability	Adjusted	Impact of Foreign Currency	Constant Currency Adjusted
First Nine Months of 2025
Operating margin
U.S. Refreshment Beverages	28.5%	1.0%	29.5%	—%	29.5%
U.S. Coffee	23.9	7.0	30.9	—	30.9
International	24.6	0.4	25.0	(0.1)	24.9
Total operating margin	22.3	2.2	24.5	—	24.5

	Reported	Items Affecting Comparability	Adjusted
First Nine Months of 2024
Operating margin
U.S. Refreshment Beverages	29.8%	0.5%	30.3%
U.S. Coffee	25.7	5.7	31.4
International	27.0	0.2	27.2
Total operating margin	22.4	2.8	25.2

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
ADJUSTED EBITDA AND MANAGEMENT LEVERAGE RATIO
(UNAUDITED)

(in millions, except for ratio)	Last Twelve Months
Net income	$1,582
Interest expense, net	763
Provision for income taxes	494
Depreciation expense	448
Other amortization	155
Amortization of intangibles	134
EBITDA	$3,576
Items affecting comparability:
Productivity	$122
Mark-to-market	(80)
Stock compensation	13
Non-routine legal matters	22
Transaction costs, excluding JDE Peet’s	29
Restructuring - 2023 CEO Succession and Associated Realignment	24
Restructuring - Network Optimization	44
Acquisition, integration, and financing costs - Acquisition of JDE Peet’s and Spin of Global Coffee Co.	(15)
Integration of acquisitions, excluding JDE Peet's	36
Change in mandatory redemption liability for GHOST	60
Termination fees for distribution rights related to GHOST	225
Inventory step-up	17
Impairment of goodwill and other intangible assets	718
Impairment of investments and note receivable	2
Adjusted EBITDA	$4,793

September 30,
2025
Principal amounts of:
Commercial paper notes	$1,391
Senior unsecured notes	14,564
Total principal amounts	15,955
Less: Cash and cash equivalents	516
Total principal amounts less cash and cash equivalents	$15,439

September 30, 2025 Management Leverage Ratio	3.2

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
ADJUSTED EBITDA - LAST TWELVE MONTHS
(UNAUDITED)

(in millions)	Fourth Quarter of 2024	First Nine Months of 2025	Last Twelve Months
Net income (loss)	$(144)	$1,726	$1,582
Interest expense, net	247	516	763
Provision (benefit) for income taxes	(10)	504	494
Depreciation expense	112	336	448
Other amortization	38	117	155
Amortization of intangibles	33	101	134
EBITDA	$276	$3,300	$3,576
Items affecting comparability:
Productivity	$26	$96	$122
Mark-to-market	(23)	(57)	(80)
Stock compensation	3	10	13
Non-routine legal matters	5	17	22
Transaction costs, excluding JDE Peet’s	25	4	29
Restructuring - 2023 CEO Succession and Associated Realignment	24	—	24
Restructuring - Network Optimization	6	38	44
Acquisition, integration, and financing costs - Acquisition of JDE Peet’s and Spin of Global Coffee Co.	—	(15)	(15)
Integration of acquisitions, excluding JDE Peet's	1	35	36
Change in mandatory redemption liability for GHOST	—	60	60
Termination fees for distribution rights related to GHOST	225	—	225
Inventory step-up	—	17	17
Impairment of goodwill and other intangible assets	718	—	718
Impairment of investments and note receivable	2	—	2
Adjusted EBITDA	$1,288	$3,505	$4,793

KEURIG DR PEPPER INC.
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
FREE CASH FLOW
(UNAUDITED)

Free cash flow is defined as net cash provided by operating activities adjusted for purchases of property, plant, and equipment, proceeds from sales of property, plant, and equipment, and certain items excluded for comparison to prior year periods. For the first nine months of 2025 and 2024, there were no certain items excluded for comparison to prior year periods.

	First Nine Months
(in millions)	2025	2024
Net cash provided by operating activities	$1,279	$1,370
Purchases of property, plant, and equipment	(338)	(398)
Proceeds from sales of property, plant, and equipment	14	1
Free Cash Flow	$955	$973